EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Adam Ansaldi, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the SG Commercial Mortgage Securities Trust 2016-C5 (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

Wells Fargo Bank, National Association, as Master Servicer prior to March 1, 2025, Trimont LLC, as Master Servicer on and after March 1, 2025, Rialto Capital Advisors, LLC, as Special Servicer, Wilmington Trust, National Association, as Trustee, Wells Fargo Bank, National Association, as Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Park Bridge Lender Services LLC, as Operating Advisor, CoreLogic Solutions, LLC., as Servicing Function Participant, PGIM Real Estate Loan Services, Inc. (formerly known as Prudential Asset Resources, Inc.), as Primary Servicer, Computershare Trust Company, National Association, as Servicing Function Participant for the Certificate Administrator, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian, Wells Fargo Bank, National Association, as Primary Servicer for the 3 Executive Campus Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the 3 Executive Campus Mortgage Loan on and after March 1, 2025, Rialto Capital Advisors, LLC, as Special Servicer for the 3 Executive Campus Mortgage Loan, U.S. Bank Trust Company, National Association, as Trustee for the 3 Executive Campus Mortgage Loan, U.S. Bank National Association, as Custodian for the 3 Executive Campus Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 3 Executive Campus Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the 3 Executive Campus Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Regent Portfolio Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the Regent Portfolio Mortgage Loan on and after March 1, 2025, LNR Partners, LLC, as Special Servicer for the Regent Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Regent Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Regent Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Regent Portfolio Mortgage Loan, CoreLogic Solutions, LLC., as Servicing Function Participant for the Regent Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Regent Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for The Mall at Rockingham Park Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for The Mall at Rockingham Park Mortgage Loan on and after March 1, 2025, Torchlight Loan Services, LLC, as Special Servicer for The Mall at Rockingham Park Mortgage Loan, U.S. Bank Trust Company, National Association, as Trustee for The Mall at Rockingham Park Mortgage Loan, U.S. Bank National Association, as Custodian for The Mall at Rockingham Park Mortgage Loan, CoreLogic Solutions, LLC., as Servicing Function Participant for The Mall at Rockingham Park Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Renaissance Center Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the Renaissance Center Mortgage Loan on and after March 1, 2025, LNR Partners, LLC, as Special Servicer for the Renaissance Center Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Renaissance Center Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Renaissance Center Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Renaissance Center Mortgage Loan, CoreLogic Solutions, LLC., as Servicing Function Participant for the Renaissance Center Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Renaissance Center Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Residence Inn by Marriott LAX Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the Residence Inn by Marriott LAX Mortgage Loan on and after March 1, 2025, Rialto Capital Advisors, LLC, as Special Servicer for the Residence Inn by Marriott LAX Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Residence Inn by Marriott LAX Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Residence Inn by Marriott LAX Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Residence Inn by Marriott LAX Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Residence Inn by Marriott LAX Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Residence Inn by Marriott LAX Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the OZRE Leased Fee Portfolio Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the OZRE Leased Fee Portfolio Mortgage Loan on and after March 1, 2025, Rialto Capital Advisors, LLC, as Special Servicer for the OZRE Leased Fee Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the OZRE Leased Fee Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the OZRE Leased Fee Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the OZRE Leased Fee Portfolio Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the OZRE Leased Fee Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the OZRE Leased Fee Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Peachtree Mall Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the Peachtree Mall Mortgage Loan on and after March 1, 2025, Rialto Capital Advisors, LLC, as Special Servicer for the Peachtree Mall Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Peachtree Mall Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Peachtree Mall Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Peachtree Mall Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Peachtree Mall Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Peachtree Mall Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Holiday Inn Express Nashville - Downtown Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the Holiday Inn Express Nashville - Downtown Mortgage Loan on and after March 1, 2025, Rialto Capital Advisors, LLC, as Special Servicer for the Holiday Inn Express Nashville - Downtown Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Holiday Inn Express Nashville - Downtown Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Holiday Inn Express Nashville - Downtown Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Holiday Inn Express Nashville - Downtown Mortgage Loan, CoreLogic Solutions, LLC., as Servicing Function Participant for the Holiday Inn Express Nashville - Downtown Mortgage Loan, and Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Holiday Inn Express Nashville - Downtown Mortgage Loan.

Dated: March 18, 2026

/s/ Adam Ansaldi

Adam Ansaldi

President

(senior officer in charge of securitization of the depositor)